UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment N o.     )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

United Airlines Holdings, Inc.

 (Name of Registrant as Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! UNITED AIRLINES HOLDINGS, INC. 233 SOUTH WACKER DRIVE CHICAGO, IL 60606 UNITED AIRLINES HOLDINGS, INC. Vote Virtually at the Meeting* May 24, 2023 9:00 a.m. Central Time Virtually at: www.virtualshareholdermeeting.com/UAL2023 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V08558-P85637-Z84225 2023 Annual Meeting on May 24, 2023 Vote by May 23, 2023 10:59 PM CT. For shares held in a Plan, vote by May 21, 2023 10:59 PM CT. You invested in UNITED AIRLINES HOLDINGS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 24, 2023. Get informed before you vote View the Notice of 2023 Annual Meeting of Stockholders and the accompanying Proxy Statement, our 2022 Annual Report on Form 10-K and 401(k) Plans Letter online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 10, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. V1.2

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V08559-P85637-Z84225 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1 Year 1. Election of Directors Named in Proxy Statement Nominees: 1c. Barney Harford 1a. Carolyn Corvi 1d. Michele J. Hooper 1b. Matthew Friend 1e. Walter Isaacson 1f. James A. C. Kennedy 1g. J. Scott Kirby 1h. Edward M. Philip 1i. Edward L. Shapiro 1j. Laysha Ward 1k. James M. Whitehurst 2. Ratification of Appointment of Ernst & Young LLP to Serve as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2023. 4. A Vote to Approve, on a Nonbinding Advisory Basis, the Frequency (i.e., every one, two or three years) of Holding Future Advisory Votes to Approve the Compensation of the Company’s Named Executive Officers. 5. A Vote to Approve the First Amendment to the United Airlines Holdings, Inc. 2021 Incentive Compensation Plan. 6. A Vote to Approve the Amended and Restated United Airlines Holdings, Inc. Director Equity Incentive Plan. NOTE: Such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. For For For For For For For For For For For For For For For 3. A Vote to Approve, on a Nonbinding Advisory Basis, the Compensation of the Company’s Named Executive Officers.